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                                                                    Exhibit 99.1

                            WESTERNBANK PUERTO RICO
             PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
          THE COMPANY FOR ANNUAL MEETING TO BE HELD ON JULY ______, 1999


       The undersigned, being a stockholder of Westernbank Puerto Rico (the "Company"), hereby appoints Frank C. Slipes and Freddy Maldonado, or either of them, with full power of substitution in each, as proxies and hereby authorizes such proxies, or either of them, to represent the undersigned at the Annual Meeting of Stockholders of the Company to be held at 1:30 p.m. on July __, 1999 at Best Western Mayaguez Resort & Casino, located at Road 104, Km 0.3, Mayaguez, Puerto Rico, and at any adjournment of said meeting, and thereat to act with respect to all votes that the undersigned would be entitled to cast, if then personally present, in accordance with the following instructions. The undersigned stockholder hereby revokes any proxy or proxies heretofore given.

       YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICE BY MARKING THE APPROPRIATE BOX, SEE REVERSE SIDE, BUT YOU NEED NOT MARK ANY BOX IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. THE PROXIES CANNOT VOTE YOUR PREFERENCES UNLESS YOU SIGN AND RETURN THIS CARD.


                    CONTINUED AND TO BE SIGNED ON REVERSE SIDE


                                                                SEE REVERSE SIDE
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THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN
BY THE STOCKHOLDER. IF NO DIRECTION IS OTHERWISE MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1, FOR THE NOMINEES LISTED IN PROPOSAL 2, FOR PROPOSALS 3, 4, AND 5, AND IN THE DISCRETION OF THE NAMED PROXIES AS TO ANY OTHER MATTERS PROPERLY PRESENTED AT THE MEETING. THIS PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED BY DELIVERY TO THE SECRETARY OF THE COMPANY OF EITHER A WRITTEN
REVOCATION OF THE PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING AT THE ANNUAL MEETING AND VOTING IN PERSON.

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

1. To approve the proposed reorganization      2. To elect the following
   into a bank holding company in which W         nominees to the Board of
   Holding Company, Inc. will become the          Directors. Nominees:
   holding company for Westernbank.               Cesar A. Ruiz, Fredeswinda
                                                  G. Frontera and Cornelius
                                                  Tamboer.

                                                                 WITHHOLD               TO VOTE FOR ALL
FOR [ X ]   AGAINST [ X ]   ABSTAIN [ X ]      FOR ALL  [ X ]   AUTHORITY TO  [ X ]        NOMINEES         [ X ]
                                               NOMINEES        VOTE FOR ALL                EXCEPT AS              ---------------
                                                                 NOMINEES               INDICATED ON THE
                                                                                          LINE AT RIGHT


3. To approve Westernbank's 1999               4. To approve Westernbank's               5. To ratify the appointment of
    Stock Option Plans                             proposed increase in                     Deloitte and Touche LLP, as
                                                   authorized capital stock.                independent auditors of the
                                                                                            Company for the fiscal year
                                                                                            ending December 31, 1999.

FOR [ X ]   AGAINST [ X ]   ABSTAIN [ X ]      FOR [ X ]   AGAINST [ X ]   ABSTAIN [ X ]    FOR [ X ]  AGAINST [ X ]  ABSTAIN [ X ]




MARK HERE FOR ADDRESS
CHANGE AND NOTE AT LEFT [ X ]
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                          THIS IS YOUR PROXY. YOUR VOTE IS IMPORTANT.

                      Please sign exactly as your name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such.

                      Signature:                   Date:
                                 -----------------       ---------------

                      Signature:                   Date:
                                 -----------------       ---------------

                                     VOTES MUST BE INDICATED
                                     (X) IN BLACK OR BLUE INK.  [ X ]

REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE ANNUAL MEETING OF STOCKHOLDERS, PLEASE EXECUTE YOUR PROXY PROMPTLY AND RETURN IT IN THE ENCLOSED ENVELOPE.